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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT: MAY 5, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
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          MINNESOTA                                            41-1595629
(State or other jurisdiction                                 (IRS Employer
       of incorporation)                                   Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On November 9, 2004, ATS Medical, Inc. (the "Company") entered into two agreements with CryoCath Technologies, Inc., a Canadian company ("CryoCath"), pursuant to which the Company markets CryoCath's surgical cryotherapy products for cardiac arrhythmias in the United States and in select international markets.

Under the first agreement (the "Agent Agreement"), which is applicable in the United States, the Company acts as an exclusive agent co-promoting (with CryoCath) CryoCath's surgical cryotherapy products for cardiac arrhythmias to present and future customers in exchange for customary commissions. Under the second agreement (the "Distribution Agreement" and, together with the Agent Agreement, the "Agreements"), which is applicable outside the United Sates, the Company acts as exclusive distributor for CryoCath's surgical cryotherapy products for cardiac arrhythmias in all non-U.S. countries except those in which CryoCath has pre-existing contractual obligations with other third party distributors. The entry into, and the material non-confidential terms of, the Agreements were previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2004. The Company also filed copies of the Agreements, with certain confidential information redacted, as Exhibits 10.41 and 10.42 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

At the Company's Annual Meeting of Shareholders held on May 5, 2005, the Company's management described a certain Right of First Offer contained in the Agreements; such right had not been previously disclosed. The Company's Right of First Offer applies to the acquisition of CryoCath's surgical business.

Revised copies of the Agreements, with portions of the Right of First Offer provisions included, are attached as Exhibits 10.1 and 10.2 and are incorporated by reference herein. The description in this Current Report on Form 8-K of the Right of First Offer is qualified in its entirety by reference to the attached copies of the Agreements.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibits are being filed with this report:

         *10.1 Agent Agreement dated November 9, 2004 between the Company and CryoCath Technologies, Inc.

         *10.2 Distribution Agreement dated November 9, 2004 between the Company and CryoCath Technologies, Inc.

         * Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of these exhibits have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATS MEDICAL, INC.




                                              By:   /s/ Michael D. Dale
                                                 ------------------------------
                                                    Michael D. Dale
                                                    Chief Executive Officer


Date:  May 9, 2005



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                                  EXHIBIT INDEX


10.1 Agent Agreement dated November 9, 2004 between the Company and CryoCath Technologies, Inc.

10.2 Distribution Agreement dated November 9, 2004 between the Company and CryoCath Technologies, Inc.